COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	107.2%
APARTMENT	7.7%
AvalonBay Communities, Inc.(a)		8,669	$1,860,541
Essex Property Trust, Inc.(a)(b)		31,063	9,522,984
UDR, Inc.(b)		209,285	9,453,403

			20,836,928

DATA CENTERS	12.0%
Digital Realty Trust, Inc.(a)(b)		133,853	19,179,796
Equinix, Inc.(a)(b)		16,302	13,291,836

			32,471,632

FREE STANDING	4.9%
Agree Realty Corp.(b)		103,170	7,963,692
Essential Properties Realty Trust, Inc.(b)		92,457	3,017,797
NETSTREIT Corp.(b)		153,197	2,428,173

			13,409,662

GAMING	1.6%
VICI Properties, Inc., Class A(a)(b)		131,632	4,293,836

HEALTH CARE	17.1%
Healthcare Realty Trust, Inc., Class A(b)		357,767	6,046,263
Omega Healthcare Investors, Inc.(a)(b)		215,352	8,200,604
Welltower, Inc.(a)(b)		209,834	32,148,667

			46,395,534

HOTEL	2.8%
Host Hotels & Resorts, Inc.(a)(b)		526,256	7,478,098

INDUSTRIALS	10.1%
Americold Realty Trust, Inc.(a)(b)		240,973	5,171,280
EastGroup Properties, Inc.(b)		34,578	6,090,915
Lineage, Inc.(b)		40,268	2,360,913
Prologis, Inc.(b)		122,342	13,676,612

			27,299,720

MANUFACTURED HOME	4.2%
Sun Communities, Inc.(a)(b)		88,471	11,380,909

OFFICE	1.8%
BXP, Inc.(b)		21,722	1,459,501
Highwoods Properties, Inc.(b)		42,722	1,266,280
Kilroy Realty Corp.(b)		41,481	1,358,918
Paramount Group, Inc.		190,188	817,808

			4,902,507

REGIONAL MALL	2.5%
Simon Property Group, Inc.(b)		41,565	6,903,115

SELF STORAGE	8.5%
Extra Space Storage, Inc.(a)(b)		86,634	12,864,283

		Shares	Value
Public Storage(a)(b)		33,973	$10,167,779

			23,032,062

SHOPPING CENTER	2.5%
Kimco Realty Corp.(b)		69,768	1,481,872
Kite Realty Group Trust(a)(b)		241,196	5,395,555

			6,877,427

SINGLE FAMILY HOMES	5.5%
Invitation Homes, Inc.(a)(b)		430,830	15,014,426

SPECIALTY	3.3%
Iron Mountain, Inc.(a)(b)		44,814	3,855,796
Outfront Media, Inc.(b)		310,855	5,017,200

			8,872,996

TELECOMMUNICATIONS	18.4%
American Tower Corp.(a)(b)		132,563	28,845,709
Crown Castle, Inc.(a)(b)		174,400	18,177,712
SBA Communications Corp., Class A(a)(b)		12,265	2,698,422

			49,721,843

TIMBERLAND	4.3%
Rayonier, Inc.(b)		263,061	7,334,141
Weyerhaeuser Co.(b)		144,698	4,236,757

			11,570,898

TOTAL COMMON STOCK (Identified cost—$264,416,097)			290,461,593

EXCHANGE-TRADED FUNDS	0.6%
CORPORATE BONDS	0.6%
Invesco Preferred ETF(b)		138,265	1,551,333

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$1,590,819)			1,551,333

PREFERRED SECURITIES—EXCHANGE-TRADED	8.4%
BANKING	1.8%
Bank of America Corp., 5.375%, Series KK(b)(c)		5,931	133,151
Bank of America Corp., 5.875%, Series HH(b)(c)		41,000	1,014,340
Wells Fargo & Co., 4.70%, Series AA(b)(c)		50,000	961,000
Wells Fargo & Co., 4.75%, Series Z(b)(c)		16,919	336,857
Wells Fargo & Co., 7.50%, Series L (Convertible)(b)(c)		2,076	2,492,861

			4,938,209

BROKERAGE	1.2%
Morgan Stanley, 5.85%, Series K(b)(c)		38,838	922,403
Morgan Stanley, 6.375%, Series I(b)(c)		41,254	1,025,574
Morgan Stanley, 6.50%, Series P(b)(c)		17,961	453,515
Morgan Stanley, 6.625%, Series Q(b)(c)		2,841	72,446
Morgan Stanley, 6.875%, Series F(b)(c)		25,000	628,000

			3,101,938

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(b)(c)		34,342	889,114

		Shares	Value
DIVERSIFIED	0.4%
DigitalBridge Group, Inc., 7.125%, Series J(b)(c)		14,993	$351,886
DigitalBridge Group, Inc., 7.15%, Series I(b)(c)		31,976	748,558

			1,100,444

FINANCE	0.6%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(b)(d)		19,840	514,451
Brookfield Oaktree Holdings LLC, 6.625%, Series A(b)(c)		25,216	543,657
Carlyle Finance LLC, 4.625%, due 5/15/61		4,165	72,471
TPG Operating Group II LP, 6.95%, due 3/15/64(b)		20,000	500,000

			1,630,579

FREE STANDING	0.0%
Agree Realty Corp., 4.25%, Series A(c)		2,401	41,321

INDUSTRIALS	0.4%
Rexford Industrial Realty, Inc., 5.875%, Series B(b)(c)		3,039	69,593
WESCO International, Inc., 10.625% to 6/22/25, Series A(b)(c)(d)		35,033	884,934

			954,527

INSURANCE	0.7%
Allstate Corp., 7.375%, Series J(b)(c)		3,288	86,047
American Financial Group, Inc., 5.125%, due 12/15/59		6,096	118,994
American Financial Group, Inc., 5.875%, due 3/30/59(b)		19,617	430,005
Athene Holding Ltd., 4.875%, Series D(b)(c)		24,721	422,729
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b)(c)(d)		11,128	270,744
Athene Holding Ltd., 6.375% to 6/30/25, Series C(b)(c)(d)		18,831	469,645
Equitable Holdings, Inc., 4.30%, Series C(b)(c)		12,713	213,579

			2,011,743

SELF STORAGE	1.1%
Public Storage, 4.00%, Series P(b)(c)		58,968	958,820
Public Storage, 4.00%, Series R(b)(c)		25,000	406,500
Public Storage, 4.625%, Series L(b)(c)		16,956	320,468
Public Storage, 4.70%, Series J(b)(c)		30,712	598,577
Public Storage, 4.75%, Series K(c)		9,086	178,994
Public Storage, 5.15%, Series F(b)(c)		20,000	422,800

			2,886,159

SHOPPING CENTER	0.3%
CTO Realty Growth, Inc., 6.375%, Series A(b)(c)		20,235	414,615
Regency Centers Corp., 6.25%, Series A(b)(c)		16,344	381,469

			796,084

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(b)(c)		84,754	1,616,259
AT&T, Inc., 5.00%, Series A(b)(c)		77,972	1,575,814
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(b)		14,316	316,670

			3,508,743

UTILITIES	0.3%
Algonquin Power & Utilities Corp., 8.864% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(b)(e)		25,000	630,000

		Shares		Value
Southern Co., 6.50%, due 3/15/85(b)			11,220	$287,681

				917,681

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$23,805,355)				22,776,542

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	32.5%
BANKING	17.5%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(b)(c)(d)			400,000	373,508
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b)(c)(d)			300,000	258,749
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(c)(d)(f)			400,000	435,310
Banco Santander SA, 4.125% to 11/12/27 (Spain)(c)(d)(f)		EUR	200,000	209,788
Banco Santander SA, 7.00% to 11/20/29 (Spain)(c)(d)(f)(g)		EUR	400,000	454,229
Banco Santander SA, 8.00% to 2/1/34 (Spain)(b)(c)(d)(f)			600,000	624,681
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(c)(d)(f)			400,000	440,141
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(c)(d)(f)			600,000	690,709
Bank of America Corp., 6.125% to 4/27/27, Series TT(b)(c)(d)			206,000	209,079
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(b)(d)			600,000	611,182
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(b)(d)			600,000	621,199
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)			200,000	209,653
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c)(d)(f)		GBP	800,000	1,034,707
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(c)(d)(f)			400,000	392,178
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b)(c)(d)(f)			400,000	413,385
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(c)(d)(f)(g)		GBP	200,000	269,365
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(c)(d)(f)		GBP	200,000	273,855
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(c)(d)(f)			1,400,000	1,539,091
BNP Paribas SA, 7.375% to 9/10/34 (France)(b)(c)(d)(f)(h)			600,000	601,419
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(c)(d)(f)(h)			400,000	413,002
BNP Paribas SA, 8.00% to 8/22/31 (France)(b)(c)(d)(f)(h)			600,000	624,884
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(c)(d)(f)(h)			600,000	628,995
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(c)(d)(f)(h)			600,000	642,766
CaixaBank SA, 6.25% to 7/24/32 (Spain)(c)(d)(f)(g)		EUR	400,000	433,601
Charles Schwab Corp., 4.00% to 6/1/26, Series I(b)(c)(d)			1,180,000	1,151,663
Charles Schwab Corp., 4.00% to 12/1/30, Series H(b)(c)(d)			2,075,000	1,841,560
Citigroup Capital III, 7.625%, due 12/1/36(b)			725,000	806,931
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(c)(d)			880,000	887,432
Citigroup, Inc., 6.95% to 2/15/30, Series FF(b)(c)(d)			1,250,000	1,249,522
Citigroup, Inc., 7.00% to 8/15/34, Series DD(b)(c)(d)			690,000	717,093
Citigroup, Inc., 7.625% to 11/15/28, Series AA(b)(c)(d)			1,800,000	1,877,153
Commerzbank AG, 7.50% to 10/9/30 (Germany)(c)(d)(f)(g)			400,000	401,261
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(c)(d)(f)(g)		GBP	400,000	535,038
Credit Agricole SA, 8.125% to 12/23/25 (France)(b)(c)(d)(f)(h)			500,000	509,004
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(f)(h)(i)(j)			400,000	32,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(b)(c)(d)(f)			600,000	599,524
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(c)(d)(f)(g)		EUR	600,000	683,298
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(c)(d)(f)(g)		EUR	400,000	451,397
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(b)(c)(d)(f)			800,000	796,724
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(b)(c)(d)(f)			400,000	397,187
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(c)(d)(f)(g)			700,000	709,625

		Principal Amount*		Value
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(c)(d)(f)(g)			1,000,000	$1,051,625
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(c)(d)(f)(h)			600,000	600,784
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(b)(c)(d)			574,000	604,307
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b)(c)(d)(f)			600,000	603,535
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(b)(c)(d)(f)			600,000	624,164
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b)(c)(d)(f)			1,200,000	1,201,076
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b)(c)(d)(f)			1,600,000	1,609,518
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(b)(c)(d)			321,000	323,022
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(b)(c)(d)			841,000	854,790
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(c)(d)(f)(h)			700,000	683,005
Societe Generale SA, 8.00% to 9/29/25 (France)(b)(c)(d)(f)(h)			600,000	603,806
Societe Generale SA, 8.125% to 11/21/29 (France)(b)(c)(d)(f)(h)			600,000	599,196
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(c)(d)(f)(h)			400,000	422,722
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(c)(d)(f)(h)			500,000	541,937
State Street Corp., 6.70% to 9/15/29, Series J(b)(c)(d)			1,000,000	1,026,329
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c)(g)		EUR	300,000	365,610
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(f)(g)			800,000	827,500
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(b)(d)			600,000	604,533
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)(d)			800,000	829,524
Truist Financial Corp., 6.669% to 9/1/25, Series N(b)(c)(d)			750,000	748,761
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(b)(c)(d)(f)(h)			700,000	697,685
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(c)(d)(f)(h)			200,000	208,590
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(b)(c)(d)(f)(h)			1,000,000	1,088,540
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(b)(c)(d)(f)(h)			600,000	686,221
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(c)(d)(f)(g)		GBP	300,000	438,960
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b)(c)(d)			301,000	295,191
Wells Fargo & Co., 6.85% to 9/15/29(b)(c)(d)			1,000,000	1,040,211
Wells Fargo & Co., 7.625% to 9/15/28(b)(c)(d)			2,140,000	2,291,369

				47,524,399

BROKERAGE	0.5%
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(b)(c)(d)			297,000	312,208
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(b)(c)(d)			1,143,000	1,201,723

				1,513,931

ENERGY	0.3%
BP Capital Markets PLC, 6.45% to 12/1/33(b)(c)(d)			750,000	767,100

FINANCE	0.1%
Apollo Global Management, Inc., 6.00% to 9/15/34, due 12/15/54(d)			66,000	63,915
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(d)(h)			225,000	217,580

				281,495

HEALTH CARE	0.3%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(b)(d)			750,000	757,792

INSURANCE	2.1%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(c)(d)(f)(g)		EUR	400,000	432,019
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d)(g)			400,000	401,000
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(b)(d)			154,000	152,882
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(b)(c)(d)(h)			600,000	603,388
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(b)(d)			610,000	606,813
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b)(d)(h)			638,000	614,977

		Principal Amount*		Value
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(b)(d)(h)			420,000	$436,883
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(b)(d)			350,000	357,328
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b)(d)			250,000	261,045
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(b)(c)(d)(h)			600,000	596,503
Voya Financial, Inc., 7.758% to 9/15/28, Series A(b)(c)(d)			1,000,000	1,039,738
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51 (Switzerland)(d)(g)			400,000	344,995

				5,847,571

PIPELINES	4.7%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)(d)			750,000	742,839
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(b)(d)			386,000	390,469
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)(d)			800,000	815,496
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(b)(d)			2,170,000	2,290,667
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b)(d)			1,445,000	1,595,138
Energy Transfer LP, 6.625% to 2/15/28, Series B(b)(c)(d)			546,000	540,688
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(c)(d)			1,716,000	1,740,662
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(b)(d)(h)			800,000	810,414
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(b)(d)(h)			700,000	710,871
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)(d)			700,000	677,741
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b)(d)			880,000	823,402
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)(d)			885,000	881,062
Venture Global LNG, Inc., 9.00% to 9/30/29(b)(c)(d)(h)			730,000	693,339

				12,712,788

SHOPPING CENTER	0.2%
Unibail—Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(c)(d)(g)		EUR	400,000	470,987

TELECOMMUNICATION SERVICES	0.7%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(b)(d)			750,000	751,266
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)(d)			210,000	186,728
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(b)(d)			1,201,000	911,928

				1,849,922

UTILITIES	6.1%
AES Corp., 7.60% to 10/15/29, due 1/15/55(b)(d)			700,000	708,126
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)(d)			2,075,000	1,978,156
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(b)(d)(h)			700,000	692,291
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(b)(d)			977,000	999,030
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(b)(d)			500,000	508,904
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)(d)			500,000	439,853
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(b)(c)(d)			700,000	682,042
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(b)(d)			900,000	895,928
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(b)(d)			1,340,000	1,387,792
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)(d)			450,000	452,562
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(b)(d)			900,000	913,267
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(d)			833,000	868,832
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(b)(d)			1,000,000	1,014,918
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(b)(d)			1,000,000	1,023,247
Sempra, 4.125% to 1/1/27, due 4/1/52(b)(d)			1,425,000	1,342,590
Sempra, 6.40% to 7/1/34, due 10/1/54(b)(d)			958,000	911,050
Sempra, 6.875% to 7/1/29, due 10/1/54(b)(d)			728,000	722,675

		Principal Amount*	Value
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(b)(d)		900,000	$923,817

			16,465,080

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$86,196,705)			88,191,065

CORPORATE BONDS—REGIONAL MALL	0.3%
Simon Property Group LP, 5.85%, due 3/8/53(b)		700,000	706,417

TOTAL CORPORATE BONDS (Identified cost—$731,602)			706,417

		Shares
SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(k)		5,402,202	5,402,202
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(k)		929,145	929,145

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,331,347)			6,331,347

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$383,071,925)	151.3%		410,018,297
WRITTEN OPTION CONTRACTS (Premiums received—$1,053,894)	(0.4)		(1,047,379)
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.9)		(137,999,004)

NET ASSETS	100.0%		$270,971,914

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$96.00	4/17/25	(4,000)	$(38,300,000)	$(471,874)	$(623,600)
Call—iShares U.S. Real Estate ETF	97.00	4/17/25	(1,000)	(9,575,000)	(123,368)	(109,000)
Call—iShares U.S. Real Estate ETF	98.00	4/17/25	(2,000)	(19,150,000)	(221,047)	(132,900)
Call—iShares U.S. Real Estate ETF	99.00	4/17/25	(1,000)	(9,575,000)	(75,660)	(40,000)
			(8,000)	$(76,600,000)	$(891,949)	$(905,500)

Over-the-Counter Option Contracts
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—Agree Realty Corp.	Goldman Sachs International	$74.71	4/17/25	(4,383)	$(338,324)	$(4,314)	$(14,070)
Call—AvalonBay Communities, Inc.	Goldman Sachs International	221.89	4/17/25	(1,758)	(377,302)	(7,666)	(2,608)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	171.37	4/17/25	(3,476)	(498,076)	(11,890)	(112)
Call—EastGroup Properties, Inc.	Goldman Sachs International	183.52	4/17/25	(1,551)	(273,209)	(3,771)	(1,585)
Call—Equinix, Inc.	Goldman Sachs International	942.42	4/17/25	(742)	(604,990)	(17,323)	(125)
Call—Essex Property Trust, Inc.	Goldman Sachs International	300.43	4/17/25	(969)	(297,066)	(4,658)	(9,542)
Call—Extra Space Storage, Inc.	Goldman Sachs International	160.96	4/17/25	(3,521)	(522,833)	(11,419)	(2,275)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	16.77	4/17/25	(17,435)	(247,751)	(5,759)	(89)
Call—Invitation Homes, Inc.	Goldman Sachs International	33.04	4/17/25	(21,169)	(737,740)	(12,591)	(42,932)
Call—Iron Mountain, Inc.	Goldman Sachs International	98.52	4/17/25	(2,173)	(186,965)	(3,274)	(202)
Call—Kimco Realty Corp.	Goldman Sachs International	22.07	4/17/25	(3,478)	(73,873)	(1,604)	(466)
Call—Omega Healthcare Investors, Inc.	Goldman Sachs International	37.50	4/17/25	(3,889)	(148,093)	(1,756)	(4,437)
Call—Prologis, Inc.	Goldman Sachs International	124.02	4/17/25	(3,553)	(397,190)	(9,448)	(352)
Call—Public Storage	Goldman Sachs International	315.11	4/17/25	(1,237)	(370,222)	(6,976)	(1,713)
Call—Simon Property Group, Inc.	Goldman Sachs International	184.72	4/17/25	(2,553)	(424,002)	(11,156)	(109)
Call—Sun Communities, Inc.	Goldman Sachs International	133.71	4/17/25	(5,722)	(736,078)	(10,474)	(6,460)
Call—VICI Properties, Inc.	Goldman Sachs International	31.59	4/17/25	(7,851)	(256,099)	(3,937)	(10,620)
Call—Welltower, Inc.	Goldman Sachs International	150.54	4/17/25	(8,491)	(1,300,906)	(31,667)	(43,579)
Call—Weyerhaeuser Co.	Goldman Sachs International	31.06	4/17/25	(5,039)	(147,542)	(2,262)	(603)
				(98,990)	$(7,938,261)	$(161,945)	$(141,879)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)		Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	4.410%(m	)	Monthly	10/1/25	$429,709	$—	$429,709
14,500,000	2.360%	Monthly	4.410%(m	)	Monthly	12/18/25	184,635	—	184,635
37,000,000	1.957%	Monthly	4.410%(m	)	Monthly	3/1/26	747,120	—	747,120
37,000,000	1.557%	Monthly	4.410%(m	)	Monthly	3/1/27	1,561,508	—	1,561,508
25,000,000	3.655%	Monthly	USD-SOFR-OIS(n	)	Monthly	9/15/28	(100,996)	—	(100,996)
25,000,000	3.588%	Monthly	USD-SOFR-OIS(n	)	Monthly	9/15/28	(53,303)	—	(53,303)

							$2,768,673	$—	$2,768,673

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,333,539	USD	3,611,943	4/28/25	$2,341
Brown Brothers Harriman	GBP	2,025,134	USD	2,621,303	4/28/25	5,491

						$7,832

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $55,769,759 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $296,057,928 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)	Variable rate. Rate shown is in effect at March 31, 2025.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $28,158,047 which represents 10.4% of the net assets of the Fund (6.8% of the managed assets of the Fund).

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,270,510 which represents 3.1% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $14,960,802 which represents 5.5% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Non–income producing security.
(j)	Security is in default.
(k)	Rate quoted represents the annualized seven–day yield.
(l)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on USD-SOFR-OIS. Represents rates in effect at March 31, 2025.
(n)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock—Real Estate	$290,461,593	$—	$—	$290,461,593
Exchange-Traded Funds	1,551,333	—	—	1,551,333
Preferred Securities—Exchange-Traded	22,776,542	—	—	22,776,542
Preferred Securities—Over-the-Counter	—	88,191,065	—	88,191,065
Corporate Bonds	—	706,417	—	706,417
Short-Term Investments	—	6,331,347	—	6,331,347

Total Investments in Securities(a)	$314,789,468	$95,228,829	$—	$410,018,297

Forward Foreign Currency Exchange Contracts	$—	$7,832	$—	$7,832
Interest Rate Swap Contracts	—	2,922,972	—	2,922,972

Total Derivative Assets(a)	$—	$2,930,804	$—	$2,930,804

Interest Rate Swap Contracts	$—	$(154,299)	$—	$(154,299)
Written Option Contracts	(149,000)	(141,879)	(756,500)	(1,047,379)

Total Derivative Liabilities(a)	$(149,000)	$(296,178)	$(756,500)	$(1,201,678)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.